UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-21915

Date of Report (Date of Earliest Event Reported): March 10, 2004

COLDWATER CREEK INC.

(Exact name of registrant as specified in its charter)

DELAWARE	82-0419266
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO 83864

(Address of principal executive offices)

(208) 263-2266

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Fiscal 2003 Fourth Quarter and Full-year Results

Item 12.	Results of Operations and Financial Condition.

The information included herein and in Exhibit 99.1 is being furnished under “Item 12. Results of Operations and Financial Condition” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On March 10, 2004, Coldwater Creek Inc. issued a press release reporting its financial results for its fiscal quarter and year ended January 31, 2004. A copy of the press release is set forth as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Sandpoint, State of Idaho, on this 10th day of March, 2004.

COLDWATER CREEK INC.

By:	/s/ Dennis Pence

Chief Executive Officer and Chairman of the Board of Directors

By:	/s/ Melvin Dick

Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Fiscal 2003 Fourth Quarter and Full-year Results

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